                                                                    Exhibit 23.1
                                                                    ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 1, 2000 included in Barrett Resources Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.



                                        /s/ Arthur Andersen LLP


Denver, Colorado
May 5, 2000